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                                                                   Exhibit 10.16

                                 THIRD AMENDMENT
                                       TO
                           REVOLVING CREDIT AGREEMENT

            Third Amendment dated as of February 5, 2004 to Revolving Credit Agreement (the "THIRD AMENDMENT"), by and among KEANE, INC., a Massachusetts corporation (the "BORROWER") and FLEET NATIONAL BANK and the other lending institutions listed on SCHEDULE 1 to the Credit Agreement (as hereinafter defined) (the "LENDERS"), amending certain provisions of the Revolving Credit Agreement dated as of February 28, 2003 (as amended and in effect from time to time, the "CREDIT AGREEMENT") by and among the Borrower, the Lenders, and FLEET NATIONAL BANK in its capacity as administrative agent for the Lenders (the "ADMINISTRATIVE AGENT"). Terms not otherwise defined herein which are defined in the Credit Agreement shall have the same respective meanings herein as therein.

            WHEREAS, the Borrower and the Lenders have agreed to modify certain terms and conditions of the Credit Agreement as specifically set forth in this Third Amendment;

            NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

            SECTION 1.   AMENDMENT TO SECTION 1 OF THE CREDIT AGREEMENT.
Section 1.1 of the Credit Agreement is hereby amended by inserting the following definitions in the appropriate alphabetical order:

                         DEPAUL. DePaul Acquisition Corp., an Illinois
            corporation and wholly-owned Subsidiary of the Borrower.

                         NIMS ACQUISITION. The acquisition by the Borrower made
            on or after the date hereof of 100% of the Capital Stock of Nims Associates, Inc. pursuant to, and in compliance with, Section 9.5.1. hereof.

            SECTION 2.   AMENDMENT TO SECTION 8 OF THE CREDIT AGREEMENT.
Section 8.14 of the Credit Agreement is hereby amended by deleting Section 8.14 in its entirety and restating it as follows:

                         8.14. NEW GUARANTORS. The Borrower will cause each
            Domestic Subsidiary created, acquired or otherwise existing on or after the Closing Date other than (a) Newco, but only so long as Newco is not a wholly-owned Subsidiary of the Borrower and (b) DePaul, but only so long as DePaul has no assets, to immediately become a Guarantor hereunder and shall cause such

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            Subsidiary to execute and deliver to the Administrative Agent, for the benefit of the Administrative Agent and the Lenders, a Guaranty and certified copies of such Subsidiary's Governing Documents, together with legal opinions in form and substance satisfactory to the Administrative Agent opining as to authorization, validity and enforceability of such Guaranty. If, at any time after the date Newco has been created, Newco becomes a wholly-owned Subsidiary, the Borrower shall cause Newco to immediately become a Guarantor hereunder and comply with the provision of this Section 8.14. In addition, notwithstanding anything to the contrary contained herein, to the extent that (a) the Nims Acquisition has not been consummated on or prior to April 1, 2004, or (b) DePaul is not merged with and into Nims Associates, Inc. (with Nims Associates, Inc. being the survivor of such merger) on or prior to April 1, 2004, or (c) DePaul remains a Subsidiary hereunder on April 1, 2004, DePaul shall, by not later than April 1, 2004 become a Guarantor hereunder and otherwise comply with the provisions of this Section 8.14.

            SECTION 3.  AMENDMENT TO SECTION 9 OF THE CREDIT AGREEMENT.
Section 9.1(i) of the Credit Agreement is hereby amended by deleting Section 9.1(i) in its entirety and restating it as follows:

                  (i) (i) Indebtedness of the Borrower incurred in connection with the Nims Acquisition consisting of an earnout arrangement, so long as the aggregate amount of such Indebtedness permitted by this
            Section 9.1(i)(i) does not exceed $15,000,000; and (ii) third party Indebtedness of the Borrower or any Subsidiary incurred or assumed in connection with any Permitted Acquisition (including, without limitation, Indebtedness consisting of earnout arrangements) so long as the aggregate amount of all such Indebtedness under this Section 9.1(i)(ii) does not exceed $10,000,000 at any time (and, for the avoidance of doubt, the parties hereto hereby acknowledge and agree that Indebtedness of a Person which was incurred by a Person prior to such Person becoming a Subsidiary hereunder shall be considered Indebtedness assumed by such Subsidiary in connection with a Permitted Acquisition).

            SECTION 4. CONDITIONS TO EFFECTIVENESS. This Third Amendment shall not become effective until the Administrative Agent receives a counterpart of this Third Amendment, executed by the Borrower, the Required Lenders and the Guarantors.

            SECTION 5. REPRESENTATIONS AND WARRANTIES. The Borrower hereby repeats, on and as of the date hereof, each of the representations and warranties made by it in Section 7 of the Credit Agreement (except to the extent of changes resulting from transactions contemplated or permitted by the Credit Agreement (as amended by this Third Amendment) and the other Loan Documents and changes occurring in the ordinary course of business that singly or in the aggregate are not materially adverse, and to the extent that such representations and warranties relate expressly to an earlier date), PROVIDED, that all references therein to the Credit Agreement shall refer to such Credit Agreement as amended hereby. In addition, the Borrower hereby represents and warrants that the execution and delivery by the Borrower of this Third Amendment and the performance by the Borrower of all of its agreements and obligations

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under the Credit Agreement as amended hereby are within the authority of the
Borrower and have been duly authorized by all necessary action on the part of the Borrower.

            SECTION 6. RATIFICATION, ETC. Except as expressly amended hereby, the Credit Agreement , the other Loan Documents (which, for the avoidance of doubt, shall included the Guarantees) and all documents, instruments and agreements related thereto are hereby ratified and confirmed in all respects and shall continue in full force and effect. The Credit Agreement and this Third Amendment shall be read and construed as a single agreement. All references in the Credit Agreement or any related agreement or instrument to the Credit Agreement shall hereafter refer to the Credit Agreement as amended hereby.

            SECTION 7. NO WAIVER. Nothing contained herein shall constitute a waiver of, impair or otherwise affect any Obligations, any other obligation of the Borrower or any rights of the Administrative Agent or the Lenders consequent thereon.

            SECTION 8. COUNTERPARTS. This Third Amendment may be executed in one or more counterparts, each of which shall be deemed an original but which together shall constitute one and the same instrument.

            SECTION 9. GOVERNING LAW. THIS THIRD AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS (WITHOUT REFERENCE TO CONFLICT OF LAWS).

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            IN WITNESS WHEREOF, the parties hereto have executed this Third
Amendment as a document under seal as of the date first above written.


                              KEANE, INC.


                              By: /s/ John J. Leahy
                                  -----------------
                                    John J. Leahy
                                    Senior Vice President and Chief Financial
                                           Officer


                              FLEET NATIONAL BANK


                              By: /s/ John Desmond
                                  ----------------
                                    John Desmond
                                    Director

                              KEY CORPORATE CAPITAL INC.


                              By: /s/ Jeff Kalinowski
                                  -------------------
                                    Jeff Kalinowski
                                    Vice President

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                            RATIFICATION OF GUARANTY

            Each of the undersigned guarantors (the "GUARANTORS") hereby acknowledges and consents to the foregoing Third Amendment as of February 5, 2004, and agrees that the Guaranty dated as of February 28, 2003 from each Guarantor to the Administrative Agent and each Lender remains in full force and effect, and each such Guarantor confirms and ratifies all of its obligations thereunder.


                              DATASKILLS, INC.


                              By: /s/ John J. Leahy
                                  -----------------
                                    John J. Leahy, Treasurer


                              KEANE FEDERAL SYSTEMS, INC.


                              By: /s/ John J. Leahy
                                  -----------------
                                    John J. Leahy, Treasurer


                              KEANE SECURITIES CORPORATION


                              By: /s/ John J. Leahy
                                  -----------------
                                    John J. Leahy, Treasurer


                              KEANE TECH, LLC
                              BY:  KEANE, INC., ITS MEMBER AND MANAGER


                              By: /s/ John J. Leahy
                                  -----------------
                                    John J. Leahy
                                    Senior Vice President and Chief Financial
                                           Officer

                              KEANE BUSINESS TRUST


                              By: Brian T. Keane
                                  --------------
                                    Brian T. Keane, Trustee

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                              KEANE CARE, INC.


                              By: /s/ John J. Leahy
                                  -----------------
                                    John J. Leahy, Treasurer


                              KEANE SERVICE COMPANY


                              By: /s/ Francis M. Cleary
                                  ---------------------
                                    Francis M. Cleary, Assistant Treasurer


                              KEANE INDIA HOLDINGS, INC.


                              By: /s/ John J. Leahy
                                  -----------------
                                    John J. Leahy, Treasurer